Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB ("Form 10-KSB") of Maneki Mining Inc. (the "Company") for the annual period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Patricia Hutchins, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                              /s/ Patricia Hutchins
                                                                                              Patricia Hutchins
                                                                                              Chief Executive Officer, Chief Financial Officer
                                                                                              July 10, 2006